UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): October 8, 2018

Blonder Tongue Laboratories, Inc.

(Exact Name of registrant as specified in its charter)

Delaware	1-14120	52-1611421
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Jake Brown Road, Old Bridge, New Jersey  08857

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (732) 679-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Blonder Tongue Laboratories, Inc. (the “Company”) is filing this amendment to Current Report on Form 8-K/A (the “Amendment”) to its Current Report on Form 8-K originally filed with the Securities and Exchange Commission on October 9, 2018 (the “Original Report”) with respect to the entry by the Company and Jake Brown Rd LLC (the “Buyer”) into an amendment to the parties’ previously-disclosed agreement relating to the purchase and sale of the Company’s Old Bridge, New Jersey facility (the “Old Bridge Facility”).

The purpose of this Amendment is to update the Original Report to (i) correct a date referenced in Item 1.01 of the Original Report and (ii) re-file the Second Amendment to Agreement of Sale (the “Second Amendment”) to correct the same date reference. The Original Report and the form of the Second Amendment filed as an exhibit thereto indicated that the deadline for the Buyer to provide notice to the Company to extend the closing date for the purchase and sale of the Old Bridge Facility was January 4, 2018. The correct date for such notice is January 4, 2019. The disclosure presented below reflects the correct January 4, 2019 date. No other substantive changes have been made to the Original Report.

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on August 3, 2018, the Company entered into an Agreement of Sale (the “Original Sale Agreement”) with the Buyer, providing for the sale by the Company of the Old Bridge facility, which houses the Company’s principal manufacturing, engineering, sales and administrative functions, to the Buyer. Also as previously disclosed, on September 20, 2018, the Company, at the Buyer’s request, agreed to extend the due diligence period under the Sale Agreement until the close of business on October 4, 2018 (the “First Amendment,” and together with the Original Sale Agreement, the “Agreement”). On October 4, 2018, through an exchange of emails, the due diligence period was extended to the close of business on October 8, 2018.

On October 8, 2018, the Company and the Buyer entered into a Second Amendment to Agreement of Sale (the “Second Amendment”). In the Second Amendment, the parties acknowledged that the due diligence period expired as of 4:00 p.m. on October 8, 2018, and the Buyer stated its intention to proceed to closing of the sale and purchase of the Old Bridge Facility, subject to the fulfillment by the Seller of all conditions of closing under the Agreement. In addition, pursuant to the Second Amendment:

●	the parties have agreed that the closing of the sale and purchase of the Old Bridge Facility will occur, subject to the fulfillment by the Seller of all conditions of closing under the Agreement, on or before January 10, 2019, unless on or before the close of business on January 4, 2019, the Buyer (i) notifies the Seller that it requires up to an additional 20 calendar days to close and (ii) such notice is accompanied by a non- refundable additional deposit of $150,000 (“Extension Deposit”);

●	the parties have agreed to execute and deliver a release to the escrow agent holding the $250,000 initial deposit (the “Initial Deposit”) paid by the Buyer in connection with execution of the Original Sale Agreement, providing for the release of such Initial Deposit to the Seller;

●	the Buyer has agreed to fund the second deposit of $250,000 provided under the Original Sale Agreement (the “Second Deposit,” and together with the Initial Deposit, the “Deposit”) not later than the close of business on October 9, 2018;

●	the Buyer has acknowledged and agreed that the Deposit is the Seller’s property, subject to the Seller’s obligation to return an amount equal to the Deposit if the Seller fails to fulfill a condition to closing; and

●	the parties agreed that if the Seller defaults under the Agreement, as amended, the Buyer has the right to either (i) terminate the Agreement and be paid by the Seller $500,000 in the amount of liquidated damages or (ii) seek specific performance of the Seller’s obligations under the Amendment. If, in connection with the request for a further extension of the closing date, the Extension Deposit is paid, such amount will not be refundable to the Buyer under any circumstances.

The Second Amendment also includes the Seller’s acknowledgment that the Buyer has not yet received a survey of the property and that the Seller remains obligated to address any exceptions to title raised by the title company or the Buyer’s lender as a result of the survey which would prevent a title company from removing the survey exception from the title insurance policy. In addition, the Second Amendment contains the Seller’s acknowledgment that the Buyer has identified the possible need for certain repairs to the parking lot and roof of the Old Bridge Facility in an aggregate amount of up to $220,000, and the Seller has agreed that it will pay its allocated share of the actual amount of the repair-related expenses pursuant to the terms of the lease between the Buyer and the Seller, which will be entered into at the closing of the purchase and sale of the Old Bridge Facility.

The foregoing description of the Second Amendment is qualified in its entirety by reference to the Second Amendment, a copy of which is filed as Exhibit 10.1 to this amendment to Current Report on Form 8-K/A and is incorporated herein by reference.

“Safe Harbor” Statement

The information set forth above includes “forward-looking” statements and accordingly, the cautionary statements contained in Blonder Tongue's Annual Report and Form 10-K for the year ended December 31, 2017 (See Item 1: Business, Item 1A: Risk Factors, Item 3: Legal Proceedings and Item 7: Management's Discussion and Analysis of Financial Condition and Results of Operations), and other filings with the Securities and Exchange Commission are incorporated herein by reference. The words “believe”, “expect”, “anticipate”, “project”, “target”, “intend”, “plan”, “seek”, “estimate”, “endeavor”, “should”, “could”, “may” and similar expressions are intended to identify forward-looking statements. In addition, any statements that refer to projections for our future financial performance, our anticipated growth trends, if any, in our business, our expected use of the proceeds of the transactions described herein and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's analysis only as of the date hereof. Blonder Tongue undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. Blonder Tongue's actual results may differ from the anticipated results or other expectations expressed in Blonder Tongue's “forward-looking” statements.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following exhibit is filed herewith:

Exhibit No.	Description

10.1	Second Amendment to Agreement of Sale dated October 8, 2018 (corrected version).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLONDER TONGUE LABORATORIES, INC.

By:	/s/ Eric Skolnik
Eric Skolnik
Senior Vice President and Chief Financial Officer

Date: October 9, 2018

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amendment to Agreement of Sale dated October 8, 2018 (corrected version).

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